Exhibit 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated March 28, 2008, with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, (2) dated March 21, 2008, with respect to the financial statements of certain subaccounts of Transamerica Life Insurance Company Separate Account VA B, which are available for investment by contract owners of the Transamerica Landmark ML Variable Annuity, and (3) dated March 21, 2008, with respect to the financial statements of certain subaccounts of Transamerica Life Insurance Company Separate Account VA B, which are available for investment by contract owners of Transamerica Landmark Variable Annuity, included in Post-Effective Amendment No. 43 to the Registration Statement (Form N-4 No. 33-33085) under the Securities Act of 1933 and related Prospectus of the Transamerica Landmark Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 24, 2008